Goodwill And Intangible Assets	12 Months Ended
Jan. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Intangible Assets
GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets were as follows:

($ thousands)	January 31, 2015	February 1, 2014

Intangible Assets
Famous Footwear	$2,800	$3,000
Brand Portfolio	183,068	118,003
Total intangible assets	185,868	121,003
Accumulated amortization	(65,235)	(61,284)
Total intangible assets, net	120,633	59,719
Goodwill
Brand Portfolio	13,954	13,954
Total goodwill	13,954	13,954
Goodwill and intangible assets, net	$134,587	$73,673

On February 3, 2014, the Company entered into and simultaneously closed an Asset Purchase Agreement (the “Asset Purchase Agreement”), pursuant to which the Company acquired the Franco Sarto trademarks. As consideration, the Company paid a cash purchase price of $65.0 million at the time of closing. As a result of entering into and closing the Asset Purchase Agreement, the Company’s license agreement, granting the Company the right to sell footwear and other products using the Franco Sarto trademarks through 2019, was terminated. The purchase price of $65.0 million, as well as transaction costs of $0.1 million, are being amortized over a useful life of 40 years.

In December 2014, in conjunction with the disposition of Shoes.com as further described in Note 2 to the consolidated financial statements, the Company sold intangible assets of $0.2 million. The intangible assets were previously included in the Famous Footwear segment.

Intangible assets consist primarily of owned and licensed trademarks, of which $20.8 million and $21.0 million as of January 31, 2015 and February 1, 2014, respectively, are not subject to amortization. All remaining intangible assets are subject to amortization and have useful lives ranging from four to 40 years. Amortization expense for continuing operations related to intangible assets was $4.0 million, $6.0 million and $6.3 million in 2014, 2013 and 2012, respectively. The Company estimates $3.7 million of amortization expense related to intangible assets in each of the years from 2015 through 2019. As a result of its annual impairment testing, the Company did not record any other impairment charges during 2014, 2013 and 2012 related to intangible assets.

Goodwill is tested for impairment at least annually, or more frequently if events or circumstances indicate it might be impaired. A fair-value-based test is applied at the reporting unit level and compares the fair value of the reporting unit, with attributable goodwill, to the carrying value of such reporting unit. This test requires various judgments and estimates. The fair value of goodwill is determined using an estimate of future cash flows of the reporting unit and a risk-adjusted discount rate to compute a net present value of future cash flows. An adjustment will be recorded for any goodwill that is determined to be impaired. Impairment of goodwill is measured as the excess of the carrying amount of goodwill over the fair values of recognized and unrecognized assets and liabilities of the reporting unit. The Company performed a goodwill impairment test as of the first day of the Company’s fourth fiscal quarter, resulting in no impairment charges.